Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - September 29, 2010								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	3Q-10	3Q-10	4Q-10
										A	E	E
This fleet status report contains information on contracts and letters of intent or awards with our customers.  Letters of intent or awards are noted in the comments section and may not result in an actual drilling contract. The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which we urge you to review and which are available free of charge on the SEC’s Web site at www.sec.gov.

U.S. Gulf of Mexico Semisubmersibles (8)

Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	US GOM	Shell	6/27/2010	8/18/2010	68-70
Suspension rate during period of limitation on certain activities in the U.S. Gulf of Mexico.  Shell will provide certain operational support in addition to the suspension rate.  The suspension period shall be extended in the event the period of limitation on certain activities in the U.S. Gulf of Mexico is extended.

				US GOM	Shell	8/19/2010	7/09/2014	446-448	BOP has been certified.

Noble Jim Day - Newbuild	Bingo 9000	1999/2009	12,000'-DP	In-transit & acceptance testing	Marathon	6/17/2010	11/30/2010	-
Lump sum fee will offset mobilization costs.  The drilling contract for the  Noble Jim Day contains a termination right in the event the rig is not ready to commence operations by December 31, 2010.  BOP is in the certification process.

				US GOM	Marathon	12/01/2010	11/30/2014	514-516

Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Noble Energy	6/15/2010	12/12/2010	144-146
Standby rate from June 15, 2010 though December 12, 2010.  Pursuant to the agreement reached regarding the standby period, the companies have agreed to negotiate in good faith to enter into a new drilling contract for the unit following the standby period at a dayrate of $396,000-$398,000. The parties contemplate that the term of this new contract would be equal to the remainder of the original contract term, previously expected to end in November 2011, exclusive of the standby period.  However, there is no guarantee that agreement or a new contract will be reached.   BOP is in the certification process.
7

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	Anadarko	4/25/2008	3/08/2011	439-441
We have a dispute with our client, Anadarko, who terminated the drilling contract effective June 13, 2010 under the force majeure provisions of the contract. We do not believe Anadarko had the right to terminate and have included the related revenues in our backlog ($117 million).  We will not realize this amount if Anadarko is successful in the related litigation.  BOP is in the certification process.

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	6/27/2010	11/30/2010	46-48
Suspension rate during period of limitation on certain activities in the U.S. Gulf of Mexico.  Shell will provide certain operational support in addition to the suspension rate. The suspension period shall be extended in the event the period of limitation on certain activities in the U.S. Gulf of Mexico is extended.

				US GOM	Shell	12/01/2010	2/28/2011	335-337
Pursuant to our agreement with Shell and in connection with the Frontier transaction closing, Noble will reduce the current dayrate to $335,000-$337,000. This same dayrate, plus an increase for anticipated capital expenditures expected to be incurred at the request of Shell, will also apply during a three-year extension, which is scheduled to begin following the conclusion of the current contract in March 2011 (plus the suspension period and plus any upgrade period to the extent it occurs beyond the period of suspension). The revised dayrate will be eligible for a 15% performance bonus. BOP is in the certification process.

				US GOM	Shell	3/01/2011	8/05/2014	335-337	Eligible for a maximum 15% bonus.

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Shipyard	6/16/2010		-	Available. BOP is in the certification process.	91	1

Noble Driller	Aker H-3 Twin Hull S1289 Column	1976/2007	5,000'	US GOM	Shell	8/02/2010	12/31/2010	46-48	Suspension rate during period of limitation on certain activities in the U.S. Gulf of Mexico. BOP is in the certification process.
				US GOM	Shell	1/01/2011	11/29/2012	382-384	Plus five one-year options.

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	LLOG	6/25/2010	6/24/2011	334-336	BOP is in the certification process.	91	1	15

U.S. Gulf of Mexico Submersibles (2)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Shipyard	9/17/2009		-	Cold Stacked.	91	1	92

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	Shipyard	6/10/2009		-	Cold Stacked.	91	1	92
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - September 29, 2010								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	3Q-10	3Q-10	4Q-10
										A	E	E

Mexico Semisubmersible (1) (c)
Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Bay of Campeche	Pemex	8/01/2008	7/31/2011	483-485

Mexico Jackups (12) (c, d)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	6/18/2010	11/10/2010	94-96	Received contract extension.	1

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/04/2010	7/31/2010	94-96	Received a direct assignment.
				Mexico	Shipyard	8/01/2010		-	Available.	60

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Mexico	Shipyard	6/23/2010		-	Available.	91

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	4/15/2010	7/25/2010	84-86	Received contract extension.
				Bay of Campeche	Pemex	7/26/2010	10/13/2010	74-76	Received contract extension.	1

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	6/20/2010	12/19/2010	79-81	Received contract extension.	1

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	6/17/2010	9/18/2010	79-81	Received contract extension.
				Mexico	Shipyard	9/19/2010		-	UWILD inspection, then available	12

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	5/30/2010	10/18/2010	79-81	Received a direct assignment. We have received a request for an extension of the current direct assignment, which subject to agreement on dayrate, would extend the contract to November 15, 2010.	1

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	3/22/2010	9/19/2010	84-86	Received contract extension.
				Mexico	Shipyard	9/20/2010		-	UWILD inspection, then available.	11

Noble Roy Butler	F&G L-780 MOD II	1982/1998	250’-IC (f)	Bay of Campeche	Pemex	4/24/2010	7/30/2010	59-61	Received contract extension.
				Bay of Campeche	Pemex	7/31/2010	4/09/2011	62-64	Received contract.	22

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	7/13/2010	8/25/2010	63-65	This contract commenced 7/13/2008. The contract reprices every three months based on an index of jackup rates in seven international regions. On 7/13/2010, the contract repriced at a dayrate of $63k-$65k.	25
				Bay of Campeche	Pemex	8/26/2010	12/31/2010	62-64	Received contract extension.

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	5/07/2010	8/06/2010	77-79
This contract commenced 8/07/2008.  The contract reprices every three months based on an index of jackup rates in seven international regions. On   5/07/2010, the contract repriced at a new dayrate of $77k-$79k.

				Bay of Campeche	Pemex	8/07/2010	12/06/2011	82-84	On 8/07/2010, the contract repriced at a new dayrate of $82k-$84k. The next date on which the contract is expected to reprice is 11/07/2010.	2

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Bay of Campeche	Pemex	6/02/2010	9/01/2010	76-78	This contract commenced on 3/02/2009. The contract reprices every three months based on an index of jackup rates in seven international regions. On 6/02/2010, the contract repriced at a new dayrate of $76k-$78k.	5
						9/02/2010	3/02/2011	80-82	On 9/02/2010, the contract repriced at a new dayrate of $80k-$82k. The next date on which the contract is expected to reprice is 12/02/2010.

Brazil Semisubmersibles (3) (c ) (h)
Noble Dave Beard-Newbuild	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Brazil	Petrobras	3/19/2010	3/18/2015	219-221	Eligible for a maximum 15% bonus.	8

Noble Paul Wolff	Noble EVA 4000™	1981/1999/2006	9,200'-DP	Brazil	Petrobras	11/04/2009	11/03/2014	427-429	Eligible for a maximum 15% performance bonus.	2		15

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	10/17/2010	113-115	Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	10/18/2010	10/17/2015	269-271	Eligible for a maximum of 10% performance bonus.	15

Brazil Drillships (3) (c ) (h)
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Petrobras	3/15/2010	2/21/2012	346-348	Eligible for a maximum of 15% performance bonus.	17
				Brazil	Petrobras	2/22/2012	10/19/2012	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	10/20/2012	8/12/2016	346-348	Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	6/30/2009	3/07/2011	300-302	Eligible for a maximum of 15% performance bonus.	1
				Brazil	Petrobras	3/08/2011	11/03/2011	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	11/04/2011	1/23/2016	300-302	Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	5/10/2009	2/11/2013	289-291	Eligible for a maximum of 15% performance bonus.	24
				Brazil	Petrobras	2/12/2013	10/10/2013	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	10/11/2013	8/14/2015	289-291	Eligible for a maximum of 15% performance bonus.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - September 29, 2010								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	3Q-10	3Q-10	4Q-10
										A	E	E

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Centrica/Maersk	6/30/2010	9/12/2010	246-248
				United Kingdom	Shipyard	9/13/2010	11/14/2010	-	Anticipate entering the shipyard for +/- 62 days for rig modifications and regulatory inspection.	17	1	44
				United Kingdom	Centrica/Maersk	11/15/2010	7/31/2011	246-248	Plus five fixed-priced options.

North Sea/Mediterranean Semisubmersible (1)
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	7,200	Libya	ExxonMobil	4/18/2009	4/17/2012	536-538
We have initiated arbitration proceedings with both ExxonMobil and BP with respect to an assignment of the drilling contract from ExxonMobil to BP.  Payment of the dayrate is subject to the resolution to this dispute.  The rig has been on standby since April 24, 2010 and continues to be on standby. Pending resolution of this dispute, the Company has been reserving the revenue stream.

North Sea Jackups (8)
Noble Hans Deul	F&G JU-2000E	2009	400'-IC	Netherlands	Shell	2/06/2009	2/05/2011	127-129
				United Kingdom	Shell	2/06/2011	2/05/2013	174-176

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Centrica	9/15/2009	9/12/2010	211-213
				United Kingdom	Centrica	9/13/2010	12/21/2010	86-88	Received contract extension.
				United Kingdom	Shipyard	12/22/2010	3/31/2011	-	Contract preparations.			10
				United Kingdom	Centrica	4/01/2011	3/31/2012	88-90	Received letter of intent.

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	12/03/2009	6/03/2011	111-113	Plus a six month priced option.

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	United Kingdom	ATP	3/03/2010	12/31/2010	85-87

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Cirrus Energy	4/01/2010	9/02/2010	88-90
				Netherlands	TBA	9/03/2010		-	Available.	27

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	2/23/2010	10/19/2010	108-110
				Netherlands	Shipyard	10/20/2010	11/18/2010	-	Enter the shipyard on 10/20/2010 for estimated 29 days at zero dayrate.			29
				Netherlands	Gaz de France	11/19/2010	11/18/2011	85-87

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	2/23/2010	10/31/2010	92-94	Plus two priced option wells; estimated time to complete each well is +/- 60 days.
				Netherlands	Gaz de France	11/01/2010	3/31/2011	86-88

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	1/01/2010	12/31/2010	117-119
				Netherlands	Wintershall	1/01/2011	12/31/2011	91-93

West Africa Drillship (1)
Noble Duchess	Conversion	1975	1,500'	Nigeria	NPDC	10/19/2008	11/01/2010	307-309		30

West Africa Jackups (5) (c )
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	7/01/2010	6/30/2012	84-86	2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation. We anticipate the need to remove the unit from Nigeria in order to apply for a new temporary import permit.	3		31

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Cameroon	EurOil	5/01/2010	12/31/2010	89-91	Received contract for two wells plus two - one well priced options.

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	7/01/2010	6/30/2012	84-86
2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation.  We anticipate the need to remove the unit from Nigeria in order to apply for a new temporary import permit.

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Amni	1/07/2010	8/17/2010	89-91
				Cameroon	Shipyard	8/18/2010	10/06/2010	-	Available.	42	1	6
				Nigeria	Addax	10/07/2010	4/05/2011	83-85	Received letter of intent plus one 6-month option.

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Cameroon	Shipyard	3/11/2009		-	Available.	91

Arabian Gulf Jackups (14) (c )
Noble Scott Marks	F&G JU-2000E	2009	400'-IC	United Kingdom	Centrica	9/07/2009	12/31/2010	212-214
				UAE (Hamriyah)	Shipyard	1/01/2011	6/14/2011	-	Mobilization and contract preparation.
				Saudi Arabia	Saudi Aramco	6/15/2011	6/14/2014	236-238
Plus lump sum mobilization and capital upgrades.  Customer may cancel this contract for convenience with 30 days notice, but must pay a termination fee of 50% of the dayrate for the remaining contracted time.

Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	UAE (Hamriyah)	Shipyard	4/28/2010	1/14/2011	-	Installation of leg extensions; upgrading steel, and contract preparation.	91	1	92
				Saudi Arabia	Saudi Aramco	1/15/2011	1/14/2014	131-133
Plus lump sum mobilization and capital upgrades.  Customer may cancel this contract for convenience with 30 days notice, but must pay a termination fee of 50% of the dayrate for the remaining contracted time.

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas	4/05/2010	4/04/2012	71-73	Contract is subject to 120-day notice of cancellation. Plus a two-year priced option. Estimated +/- 14 days of downtime for underwater survey.			14

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	Qatar	Maersk Oil Qatar	8/11/2009	12/31/2010	49-51	Rig substitution for Noble David Tinsley contract; rig to serve as an accommodation.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	6/05/2010	12/01/2011	59-61	Contract is subject to a 60-day notice of cancellation.

Noble Alan Hay	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	10/12/2009	11/15/2011	#	Rate withheld at request of operator. Contract is subject to a 90-day notice of cancellation. Entered the shipyard on 5/20/2010 for 98 days at zero dayrate for upgrades and survey; the Noble Roy Rhodes was substituted during this period. The Noble Alan Hay commenced operations and dayrate on 8/28/2010.	49

Noble Roy Rhodes	MLT Class 116-C	1979/2009	300’-IC	UAE (Dubai)	Dubai Petroleum	6/23/2010	8/28/2010	#	Rate withheld at request of operator. Rig substitution for the Noble Alan Hay (formerly the Noble Mark Burns).	23
				Qatar	Total E&P Qatar	9/20/2010	1/19/2011	59-61	Work over program; plus one 2-month priced option.

Noble Joe Beall	Modec 300C-38	1981/2004	300'-IC	Qatar	McDermott	11/10/2009	9/27/2010	53-55	Accommodation work.
				Qatar	McDermott	9/28/2010	1/06/2011	9-11	Received letter of intent - standby rate.

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	UAE (Hamriyah)	Shipyard	5/09/2009	10/15/2010	-	Estimated timing for leg repair/replacement; then available.	91	1	15

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Maersk Oil Qatar	5/21/2009	10/30/2010	47-49	Accommodation work.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	UAE (Hamriyah)	Shipyard	12/01/2009		-	Available.	91

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	RasGas	2/04/2010	2/03/2011	47-49	Accommodation work. Contract is subject to a 120-day notice of cancellation.

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2008	7/14/2011	91-93

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150'-IC	UAE (Hamriyah)	Shipyard	2/18/2010		-	Available.	91
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

	NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - September 29, 2010								.		Approximate actual and estimated unpaid down time days *
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	3Q-10	3Q-10	4Q-10
											A	E	E

India Jackups (4) (c, d)
	Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	2/23/2010	2/22/2015	56-58	Rig bareboat chartered to Jindal which is contracted with ONGC.

	Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	India	Jindal/ONGC	1/05/2009	1/04/2012	132-134	Rig bareboat chartered to Jindal which is contracted with ONGC.

	Noble Charlie Yester	MLT Class 116-C	1980	300’-IC	India	Jindal/ONGC	6/08/2010	6/07/2013	49-51	Rig bareboat chartered to Jindal which is contracted with ONGC.

	Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	UAE (Hamriyah)	Shipyard	5/15/2010	9/30/2010	-	Contract preparations and mobilization to India.	91	1
					India	Deepwater Drilling/ONGC	10/01/2010	9/30/2013	49-51	Rig bareboat chartered to Deepwater Drilling which is contracted with ONGC.

Southeast Asia Drillship (2)
	Noble Phoenix	Gusto Engineering Pelican Class	1979/2009	5,000' DP	Brunei	Shell	6/27/2010	3/15/2011	243-245		23
					TBA	Shell	3/16/2011	3/15/2014	305-307
					TBA	Shell	3/16/2014	3/15/2016	278-280

	Noble Discoverer	Arctic Class Hull ICE-05; Sonat Discoverer Class	1976/2009	1,000'	Shipyard	Shell	7/20/2007	11/18/2011	158-160	Rate is subject to escalation adjustments.

Far East Drillship (4)
	Noble Globetrotter I - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		10/14/2011	-
					In-transit & acceptance testing		10/15/2011	12/31/2011	-
					US GOM	Shell	1/01/2012	12/31/2021	409-411
Contract is at a fixed dayrate the first five years and is eligible for a 15% performance bonus.  During the second five years, the unit will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

	Noble Globetrotter II - Newbuild	Globetrotter Class	2013	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		6/01/2013	-
					In-transit & acceptance testing		6/02/2013	10/31/2013	-
					TBA	Shell	11/1/2013	10/31/2023	409-411
Contract is at a fixed dayrate the first five years and is eligible for a 15% performance bonus.  During the second five years, the unit will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

	Noble Bully I (g) - Newbuild	GustoMSC Bully PRD 12000	2011	8,200'-DP	Keppel	Shipyard		5/20/2011
					In-transit & acceptance testing		5/21/2011	8/13/2011
					US GOM	Shell	8/14/2011	8/13/2016	440-445	Plus four 1-year priced options.

	Noble Bully II (g) - Newbuild	GustoMSC Bully PRD 12000	2011	8,200'-DP	Keppel	Shipyard		9/30/2011
					In-transit & acceptance testing		10/01/2011	12/05/2011
					Brazil	Shell	12/06/2011	12/05/2021	440-445	Contract is at a fixed dayrate the first five years. During the second five years, the unit will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

Other (1)
	Seillean - FPSO	A1 Floating Production & Storage Installation LMC, category 2B ship.	1989/2008	6,500'-DP	US GOM	BP	07/23/2010	10/30/2010	303-305
							11/01/2010		-	Available.

											1430	9	455
(a)	Unit has been upgraded to the NC-5SM mooring standard.
(b)	Rig utilizes the Aluminum Alloy Riser technology.
(c)	In various market segments, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.									2010 Total: (includes: shipyard, stacked, & downtime days.)	4168
(d)	Listed rigs are modified bareboat charter; cost structure varies by region.
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.
(g)	Commitment split 50/50 - Joint Venture between Shell and Noble Corp.
(h)	The drilling contract provides the client with the right to terminate the contract in the event of excessive downtime.

*	A = Actual approximate downtime incurred during the quarter indicated as of the report date; E = Estimated additional downtime days expected to occur as of the report date.

# =	Rate withheld at request of operator.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.